UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 22, 2005
                                                        -----------------

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-11165                                        43-1470322
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 (Commission File Number)                     (IRS Employer Identification No.)

         12 East Armour Boulevard
           Kansas City, Missouri                              64111
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    (Address of Principal Executive Offices)                (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal Activities.

         On November 22, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that the Company will consolidate sales and retail operations in its North Central, South Central and Southeast profit centers ("PCs" or "PC") by standardizing distribution and consolidating delivery routes and bakery outlets throughout the individual PCs. The Company's 16 bakeries within these regions are currently expected to remain open. Subject to bankruptcy court approval, the Company expects to complete the consolidation by mid- to late December. The consolidation is expected to affect approximately 450 workers.

         The Company's preliminary estimate of charges to be incurred in connection with the consolidations in the North Central, South Central and Southeast PCs is approximately $3.0 million, including approximately $1.0 million of severance charges and approximately $2.0 million in other charges, with virtually all such charges resulting in future cash expenditures. In addition, the Company intends to spend approximately $3.0 million in capital expenditures and accrued expenses to implement the consolidation.



Item 9.01    Financial Statements and Exhibits.

 (c)  Exhibits

Exhibit No.       Description
-----------       -----------

   99.1 Interstate Bakeries Corporation press release dated November 22, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2005                      INTERSTATE BAKERIES
                                              CORPORATION


                                              By: /s/ Ronald B. Hutchison
                                                  ----------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

   99.1 Interstate Bakeries Corporation press release dated November 22, 2005.